                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) April 30, 1997
                                                         -----------------------

                             KLA-TENCOR CORPORATION
               (Exact name of registrant as specified in Charter)




    DELAWARE                      000-09992                 04-2564110
    --------                      ---------                 ----------
(State or other            (Commission File Number)        (IRS Employer
 jurisdiction of                                        Identification Number)
 incorporation)



                                 160 RIO ROBLES
                           SAN JOSE, CALIFORNIA 95134
                    (Address of Principal Executive Offices)

                                 (408) 468-4200
              (Registrant's Telephone Number, Including Area Code)





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ITEM 2         ACQUISITION OR DISPOSITION ASSETS.

        KLA Instruments Corporation, a Delaware corporation ("KLA"), and Tencor Instruments, a California corporation ("Tencor"), entered into an Agreement and Plan of Reorganization , dated as of January 14, 1997 (the "Reorganization Agreement"), among KLA, Tencor and Tiger Acquisition Corp., a wholly owned subsidiary of KLA ("Merger Sub"). In accordance with the Reorganization Agreement, Merger Sub merged into Tencor, Tencor became a wholly-owned subsidiary of KLA, the corporate name of KLA was changed to "KLA-Tencor Corporation" and each outstanding share of the common stock of Tencor, no par value, was converted into one share of the common stock of KLA-Tencor Corporation, $0.001 par value, as more fully described in the press release filed herewith as Exhibit 99.1.


ITEM 7         FINANCIAL STATEMENTS AND EXHIBITS.

        The following financial statements and exhibits are filed as part of this Report, where indicated.

        (a) Financial statements of business acquired, prepared pursuant to Rule 3-05 of Regulation S-X:

               Financial statements for the period ended December 31, 1996 are incorporated by reference to the Annual Report on Form 10-K filed by Tencor Instruments on March 10, 1997 (File No.
               000-20007).

        (b) Pro forma financial information required pursuant to Article 11 of Regulation S-X:

               The pro forma financial information is unavailable as of the date of this filing. Such information will be filed on or before the sixtieth day following the filing date of this Current Report on Form 8-K.

        (c)    Exhibits in accordance with Item 601 of Regulation S-K:

        Exhibit No.   Description

        2.1           Agreement and Plan of Reorganization, dated as of January 14, 1997, among KLA
                      Instruments Corporation, Tiger Acquisition Corp. and Tencor Instruments.
                      (Incorporated herein by reference to Registrant's Current Report on Form 8-K filed on January 22, 1997, File No. 000-09992.)

        2.2           Form of Agreement of Merger between Tencor Instruments and Tiger Acquisition
                      Corp.

        99.1          Press release dated April 30, 1997.



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
                                INDEX TO EXHIBITS



    EXHIBIT       DESCRIPTION
    NUMBER        -----------
    ------

     2.1          Agreement and Plan of Reorganization, dated as of January
                  14, 1997, among KLA  Instruments Corporation, Tiger
                  Acquisition Corp. and Tencor Instruments. (Incorporated herein by reference to Registrant's Current Report on Form
                  8-K  filed on January 22, 1997, File No. 000-09992.)

     2.2 Form of Agreement of Merger between Tencor Instruments and Tiger Acquisition Corp.

    99.1          Press release dated April 30, 1997.






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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  KLA-TENCOR CORPORATION



Dated:  May 2, 1997                               By:    /s/ Kenneth Levy
                                                         -------------------
                                                         Kenneth Levy
                                                         Chairman of the Board